Exhibit 10.23
Exhibit 10.23 Company: Enzon Pharmaceuticals, Inc. Fri Dec 19 2025 04:11 Document: 25-21156-2 S-4/enzn_Ex10_23.pdf (v0.1) Page: 1/16

Company: Enzon Pharmaceuticals, Inc. Fri Dec 19 2025 04:11 Document: 25-21156-2 S-4/enzn_Ex10_23.pdf (v0.1) Page: 2/16

Company: Enzon Pharmaceuticals, Inc. Fri Dec 19 2025 04:11 Document: 25-21156-2 S-4/enzn_Ex10_23.pdf (v0.1) Page: 3/16

Company: Enzon Pharmaceuticals, Inc. Fri Dec 19 2025 04:11 Document: 25-21156-2 S-4/enzn_Ex10_23.pdf (v0.1) Page: 4/16

Company: Enzon Pharmaceuticals, Inc. Fri Dec 19 2025 04:11 Document: 25-21156-2 S-4/enzn_Ex10_23.pdf (v0.1) Page: 5/16

Company: Enzon Pharmaceuticals, Inc. Fri Dec 19 2025 04:11 Document: 25-21156-2 S-4/enzn_Ex10_23.pdf (v0.1) Page: 6/16

Company: Enzon Pharmaceuticals, Inc. Fri Dec 19 2025 04:11 Document: 25-21156-2 S-4/enzn_Ex10_23.pdf (v0.1) Page: 7/16

Company: Enzon Pharmaceuticals, Inc. Fri Dec 19 2025 04:11 Document: 25-21156-2 S-4/enzn_Ex10_23.pdf (v0.1) Page: 8/16

Company: Enzon Pharmaceuticals, Inc. Fri Dec 19 2025 04:11 Document: 25-21156-2 S-4/enzn_Ex10_23.pdf (v0.1) Page: 9/16

Company: Enzon Pharmaceuticals, Inc. Fri Dec 19 2025 04:11 Document: 25-21156-2 S-4/enzn_Ex10_23.pdf (v0.1) Page: 10/16

Company: Enzon Pharmaceuticals, Inc. Fri Dec 19 2025 04:11 Document: 25-21156-2 S-4/enzn_Ex10_23.pdf (v0.1) Page: 11/16

Company: Enzon Pharmaceuticals, Inc. Fri Dec 19 2025 04:11 Document: 25-21156-2 S-4/enzn_Ex10_23.pdf (v0.1) Page: 12/16

Company: Enzon Pharmaceuticals, Inc. Fri Dec 19 2025 04:11 Document: 25-21156-2 S-4/enzn_Ex10_23.pdf (v0.1) Page: 13/16

Company: Enzon Pharmaceuticals, Inc. Fri Dec 19 2025 04:11 Document: 25-21156-2 S-4/enzn_Ex10_23.pdf (v0.1) Page: 14/16

Company: Enzon Pharmaceuticals, Inc. Fri Dec 19 2025 04:11 Document: 25-21156-2 S-4/enzn_Ex10_23.pdf (v0.1) Page: 15/16

Company: Enzon Pharmaceuticals, Inc. Fri Dec 19 2025 04:11 Document: 25-21156-2 S-4/enzn_Ex10_23.pdf (v0.1) Page: 16/16